FREMONT [LOGO]
  FUNDS
                              FREMONT MUTUAL FUNDS, INC.
                              INSTITUTIONAL
                              U.S. MICRO-CAP
                              SEMI-ANNUAL
                              REPORT

                              April 30, 2000

A MESSAGE FROM MICHAEL H. KOSICH, PRESIDENT OF FREMONT MUTUAL FUNDS, INC.

[PHOTO]

Mike Kosich

Dear Fellow Shareholder,

Stock market volatility has become a fact of life. Money flows into and out of equities at the speed of light depending on the latest economic data (often substantially revised or contradicted by new data released shortly thereafter), the most recent pronouncements from Wall Street gurus (who are generally wrong as often as right), and the latest earnings reports (if earnings are a penny on either side of expectations, stocks can gain or lose 20% or more in a day). Volatility feeds on itself, as is evidenced by the enormous intra-day price swings we have seen recently.

Investors, (who we define as people with the good sense to understand that a patient, consistent, long term oriented investment strategy is the best way to achieve their individual financial goals) see market volatility for what it really is--static or "white noise" that should be ignored. I am not suggesting investors play a pat hand. In fact, periodically everyone should rebalance their portfolio and make reasoned judgments on which asset class or investment style offers the best intermediate term opportunity. However, they should avoid the temptation of trading stocks or mutual funds based on short term performance trends.

This leads me to a sensitive issue that most folks in my shoes are reluctant to talk about--mutual fund cash flows. Sharp fluctuations in cash flows--money pouring in and out of a fund based on short term performance--is a portfolio manager's worst nightmare. It pressures them to buy stocks when they are most expensive and forces them to sell stocks when they are more attractively valued. This is the exact reverse of what every portfolio manager is trying to accomplish--buying cheap and selling dear.

We put no restrictions on buying or selling our funds. No front end loads or back-end lockups of any description. After all, this is America, Land of the Free and Home of the Brave. However, we try to discourage all our fund shareholders from acting like traders--moving in and out of funds based on the most recent quarterly results. The market smiles on different investment styles and capitalization sectors at different times. Piling into funds with the best recent performance and abandoning funds with less impressive recent results often translates into buying dear and selling cheap--the antithesis of smart long term investing.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich

President

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders ....................................   2

Statement of Investments ...................................................   4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities ........................................   6

Statement of Operations ....................................................   6

Statement of Changes in Net Assets .........................................   7

FINANCIAL HIGHLIGHTS .......................................................   7

NOTES TO FINANCIAL STATEMENTS ..............................................   8

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Robert E. Kern, Jr.
Portfolio Manager
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr.

------------
FUND PROFILE
------------

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

To Our Shareholders,

For the six months ended April 30, 2000, the Fremont Institutional U.S. Micro-Cap Fund gained 60.69% compared to the Russell 2000's 18.71% advance. We are pleased to have once again achieved excellent absolute and relative returns.

     We experienced two very different market environments in first half fiscal 2000--what could be described as a buyers' panic (particularly in the tech sector) from November through February, and a sharp, but rather orderly correction in March and April. Our portfolio excelled through the first four months of this reporting period. At the end of February, the Fund was up 73.37% versus a 35.23% gain for the Russell 2000 benchmark. Perhaps more importantly, the portfolio held up relatively well in March and April--declining 10.70% compared to the Russell 2000's 12.21% retreat.

     We have a long history of adding value when the market is trending up and holding our own during the down drafts. This is testament to our team's research intensive stock selection discipline and particularly our success identifying promising companies not yet "discovered" by Wall Street or other institutional investors. In our opinion, finding fundamentally attractive stocks ahead of the competition and avoiding mistakes is the key to superior micro-cap performance throughout the market cycles.

     The team's focus on the most innovative sectors of the economy has also contributed to our success. During the first half of fiscal 2000, our technology holdings posted the most impressive gains and were responsible for approximately two thirds of the Fund's total return. At the end of the reporting period, technology stocks comprised 24% of portfolio assets, down from 33% at the end of fiscal 1999. This reflects profit taking in a sector in which we believe valuations had become extended. Our healthcare holdings, principally medical device companies and selected biotechs, also contributed to returns. Although just 10% of portfolio assets, three of our healthcare investments were on our top ten performance list. Our consumer and services holdings (11% and 14% of assets respectively) lagged. Reflecting what has been a difficult environment for consumer stocks, our allocation was reduced from 20% of portfolio assets over the course of this reporting period. The remainder of the portfolio allocation is 8% in special situations and 30% in cash reserves.

     Cash reserves had increased significantly due to the rapid influx of new investment in late 1999/early 2000 and our willingness to take profits in holdings that we believed had gotten "ahead of themselves." Having some "dry powder" to take advantage of evolving opportunities in this volatile market is a terrific advantage, which we believe will be clearly demonstrated in the year ahead.

     Where do micro-cap stocks go from here? We don't know. We are somewhat concerned that even after the substantial haircut endured over the last several months, in general, valuations of many micro-cap growth companies remain relatively high. However, our investment team is still finding some fundamentally compelling investment opportunities. During challenging market environments, we focus on stocks we believe have the greatest potential to attract favorable investor attention when the market stabilizes--a strategy that has worked quite well for us in the past--most recently following the sharp decline in micro-cap stocks in third quarter 1998.

     In closing, as you well know, the micro-cap stock market has undergone a significant correction in recent months. However, market declines create some exceptional long term investment opportunities. We are fortunate to have sufficient cash reserves to build positions in opportunities evolving every day, and are very pleased that the Fund's shareholder base has remained stable during the recent correction. We believe more and more of our institutional shareholders understand that volatility is a fact of life in the micro-cap stock market and that staying the course is the most reliable way to earn superior long term returns.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND
PORTFOLIO DIVERSIFICATION
AS OF 4/30/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

BUSINESS EQUIPMENT & SERVICES (15.6%)
CASH (29.7%)
OTHER (3.4%)
CONSUMER SERVICES (3.5%)
CONSUMER DURABLES (3.6%)
TECHNOLOGY (EQUIPMENT) (10.3%)
TECHNOLOGY (COMPONENTS) (9.7%)
HEALTH CARE (9.5%)
CAPITAL GOODS (5.3%)
RETAIL (5.1%)
TECHNOLOGY (SOFTWARE) (4.3%)

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

              FREMONT INSTITUTIONAL   RUSSELL 2000
               U.S. MICRO-CAP FUND       INDEX
               -------------------       -----
31-Oct-88             10,000             10,000
30-Nov-88              9,326              9,667
31-Dec-88             10,203             10,046
31-Jan-89             10,303             10,494
28-Feb-89             10,228             10,572
31-Mar-89             10,597             10,820
30-Apr-89             11,387             11,292
31-May-89             12,217             11,777
30-Jun-89             11,592             11,509
31-Jul-89             11,895             11,957
31-Aug-89             13,128             12,247
30-Sep-89             12,990             12,286
31-Oct-89             12,528             11,558
30-Nov-89             12,614             11,632
31-Dec-89             12,610             11,678
31-Jan-90             11,670             10,659
28-Feb-90             12,184             10,989
31-Mar-90             12,723             11,420
30-Apr-90             12,560             11,046
31-May-90             13,739             11,829
30-Jun-90             13,900             11,859
31-Jul-90             14,188             11,340
31-Aug-90             13,020              9,823
30-Sep-90             11,998              8,949
31-Oct-90             11,243              8,403
30-Nov-90             11,888              9,044
31-Dec-90             12,576              9,399
31-Jan-91             13,572             10,246
28-Feb-91             15,243             11,396
31-Mar-91             17,155             12,195
30-Apr-91             16,766             12,164
31-May-91             16,652             12,743
30-Jun-91             15,089             12,006
31-Jul-91             17,137             12,426
31-Aug-91             17,939             12,884
30-Sep-91             18,518             12,984
31-Oct-91             20,767             13,328
30-Nov-91             19,949             12,711
31-Dec-91             22,311             13,728
31-Jan-92             24,486             14,841
29-Feb-92             23,995             15,275
31-Mar-92             23,222             14,758
30-Apr-92             21,483             14,240
31-May-92             21,254             14,429
30-Jun-92             19,025             13,751
31-Jul-92             20,349             14,230
31-Aug-92             19,523             13,827
30-Sep-92             20,411             14,145
31-Oct-92             20,631             14,592
30-Nov-92             22,744             15,710
31-Dec-92             23,601             16,256
31-Jan-93             24,309             16,806
28-Feb-93             23,765             16,418
31-Mar-93             26,048             16,950
30-Apr-93             25,191             16,485
31-May-93             26,696             17,213
30-Jun-93             27,007             17,321
31-Jul-93             27,327             17,560
31-Aug-93             29,305             18,318
30-Sep-93             29,320             18,835
31-Oct-93             29,314             19,319
30-Nov-93             28,568             18,691
31-Dec-93             28,270             19,329
31-Jan-94             30,102             19,934
28-Feb-94             30,117             19,863
31-Mar-94             28,391             18,816
30-Apr-94             27,271             18,927
31-May-94             26,412             18,715
30-Jun-94             25,317             18,084
31-Jul-94             25,138             18,381
31-Aug-94             25,339             19,405
30-Sep-94             26,397             19,339
31-Oct-94             26,199             19,261
30-Nov-94             24,306             18,483
31-Dec-94             23,443             18,978
31-Jan-95             24,407             18,739
28-Feb-95             25,027             19,518
31-Mar-95             26,280             19,853
30-Apr-95             26,839             20,294
31-May-95             27,646             20,643
30-Jun-95             29,430             21,714
31-Jul-95             30,985             22,964
31-Aug-95             33,399             23,440
30-Sep-95             34,492             23,858
31-Oct-95             33,853             22,790
30-Nov-95             34,601             23,749
31-Dec-95             36,156             24,376
31-Jan-96             37,732             24,350
29-Feb-96             40,208             25,109
31-Mar-96             41,378             25,620
30-Apr-96             47,052             26,990
31-May-96             52,830             28,052
30-Jun-96             49,677             26,899
31-Jul-96             44,441             24,551
31-Aug-96             47,846             25,977
30-Sep-96             49,841             26,991
31-Oct-96             48,068             26,574
30-Nov-96             51,703             27,670
31-Dec-96             55,061             28,393
31-Jan-97             59,103             28,962
28-Feb-97             55,509             28,258
31-Mar-97             51,322             26,925
30-Apr-97             49,957             27,000
31-May-97             55,827             30,004
30-Jun-97             60,312             31,291
31-Jul-97             62,456             32,747
31-Aug-97             64,694             33,496
30-Sep-97             70,320             35,947
31-Oct-97             64,502             34,368
30-Nov-97             63,645             34,145
31-Dec-97             62,523             34,743
31-Jan-98             61,101             34,195
28-Feb-98             65,504             36,723
31-Mar-98             68,213             38,237
30-Apr-98             69,162             38,449
31-May-98             65,504             36,378
30-Jun-98             63,201             36,454
31-Jul-98             57,375             33,503
31-Aug-98             44,166             26,998
30-Sep-98             45,182             29,111
31-Oct-98             50,940             30,298
30-Nov-98             58,323             31,885
31-Dec-98             65,978             33,858
31-Jan-99             72,345             34,308
28-Feb-99             67,875             31,529
31-Mar-99             70,110             32,021
30-Apr-99             77,087             34,890
31-May-99             83,522             35,400
30-Jun-99             93,141             37,000
31-Jul-99             95,241             35,986
31-Aug-99             94,970             34,654
30-Sep-99            103,573             34,661
31-Oct-99            111,101             34,804
30-Nov-99            129,212             36,881
31-Dec-99            158,520             41,056
31-Jan-00            172,486             40,395
29-Feb-00            224,019             47,064
31-Mar-00            199,927             43,963
30-Apr-00            178,530             41,316

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/00

1 YEAR     5 YEARS       10 YEARS
---------------------------------
131.59%     46.08%        30.40%

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/88-10/31/89    +25.28%       Arthrocare Corp. ......................  4.2%
11/01/89-10/31/90    -10.25%       TeleTech Holdings, Inc. ...............  3.3%
11/01/90-10/31/91    +84.70%       Netopia, Inc. .........................  3.1%
11/01/91-10/31/92     -0.65%       Spectra-Physics Lasers, Inc. ..........  3.1%
11/01/92-10/31/93    +42.08%       Anaren Microwave, Inc. ................  2.9%
11/01/93-10/31/94    -10.62%       California Micro Devices Corp. ........  2.7%
11/01/94-10/31/95    +29.21%       Aaon, Inc. ............................  2.4%
11/01/95-10/31/96    +41.99%       Rent-Way, Inc. ........................  2.2%
11/01/96-10/31/97    +34.19%       MDSI Mobile Data Solutions, Inc. ......  2.2%
11/01/97-10/31/98    -21.03%       Keithley Instruments, Inc. ............  2.0%
11/01/98-10/31/99   +118.10%                  TOTAL ...................... 28.1%
11/01/99-4/30/00*    +60.69%

* Unannualized (1) Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional U.S.Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, expecially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Past performance does not guarantee future results. Share price and return will vary so that your shares when redeemed may be worth more or less than their original value. All performance figures assume the reinvestment of all dividends and capital gains. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. Unlike the Fremont U.S. Micro-Cap Fund, the Russell 2000, an index of small capitalization U.S. equities is not available for investment and does not incur expenses.
--------------------------------------------------------------------------------

2 and 3  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           APRIL 30, 2000 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                        Value
         Shares    Security Description                               (Note 1)
--------------------------------------------------------------------------------
STOCKS 70.3%

BUSINESS EQUIPMENT & SERVICES 16.0%

*       190,000    Boston Communications Group, Inc.              $   1,733,750
*       131,700    Championship Auto Racing Teams, Inc.               2,666,925
*        68,700    COMARCO, Inc.                                      2,563,369
*        60,200    Computer Outsourcing Services, Inc.                1,275,487
*        30,400    Corporate Exec. Board Co.                          1,786,000
*        69,100    CoStar Group, Inc.                                 1,657,320
*        22,200    infoUSA, Inc.                                        129,037
*        43,400    Interep National Radio Sales, Inc.                   249,550
*        43,700    Leapnet, Inc.                                        180,263
*        15,000    Media 100, Inc.                                      362,813
*       127,800    Metawave Communications Corp.                      1,693,350
*        28,900    NetCreations, Inc.                                   989,825
*       116,700    Nucentrix Broadband Networks, Inc.                 2,910,206
*        12,400    NuCO2, Inc.                                           94,550
         68,300    Oshkosh Truck Corp.                                2,151,450
*       137,500    Princeton Video Image, Inc.                        1,031,250
*       143,800    Romac International, Inc.                          1,482,937
*        40,400    Shuffle Master, Inc.                                 499,950
*       151,400    Spectrum Control, Inc.                             1,523,463
*       214,400    TeleTech Holdings, Inc.                            6,994,800
*       208,900    The Netplex Group, Inc.                              822,544
*        91,000    United Shipping and Technology, Inc.               1,052,188
*       107,700    VTEL Corp.                                           450,994
                                                                  -------------
                                                                     34,302,021
                                                                  -------------
CAPITAL GOODS 5.3%

*       240,200    Aaon, Inc.                                         5,044,200
*       103,300    Adept Technology, Inc.                             1,213,775
*       111,200    IMPCO Technologies, Inc.                           2,251,800
*       107,900    Zygo Corp.                                         2,751,450
                                                                  -------------
                                                                     11,261,225
                                                                  -------------
CONSUMER DURABLES 3.5%

*       167,600    Jore Corp.                                           984,650
*       129,800    Spectra-Physics Lasers, Inc.                       6,619,800
                                                                  -------------
                                                                      7,604,450
                                                                  -------------
CONSUMER NON-DURABLES 1.0%

*       496,500    Hanover Direct, Inc.                                 868,875
*       111,600    McNaughton Apparel Group, Inc.                       955,575
*        26,400    Tefron Ltd.                                          404,250
                                                                  -------------
                                                                      2,228,700
                                                                  -------------
CONSUMER SERVICES 4.2%

*       120,450    American Classic Voyages Co.                       2,416,528
        263,400    Cash America International, Inc.                   2,370,600
*        82,400    Cinar Corp. (Class B)                                288,400
*       191,300    Homeseekers.com, Inc.                              1,410,838
*        49,800    Internet.com Corp.                                   946,200
*        88,000    LoJack Corp.                                         632,500
*        93,800    ZipLink, Inc.                                        838,338
                                                                  -------------
                                                                      8,903,404
                                                                  -------------
ENERGY 0.8%

*        46,500    UTI Energy Corp.                               $   1,615,875
                                                                  -------------
                                                                      1,615,875
                                                                  -------------
HEALTH CARE 10.3%

*        87,450    ArthroCare Corp.                                   8,908,969
*        64,600    Cytyc Corp.                                        2,890,850
*        98,400    Endocare, Inc.                                     1,623,600
*       154,000    Fusion Medical Technologies, Inc.                  2,695,000
*       145,100    Gene Logic, Inc.                                   3,899,563
*       172,500    InnerDyne, Inc.                                      751,992
*        80,900    NeoPharm, Inc.                                     1,238,781
                                                                  -------------
                                                                     22,008,755
                                                                  -------------
RAW MATERIALS 0.3%

        101,900    Northern Technologies International Corp.            700,562
                                                                  -------------
                                                                        700,562
                                                                  -------------
RETAIL 5.3%

*       107,800    Buca, Inc.                                         1,623,737
*        91,200    David's Bridal, Inc.                               1,048,800
*       135,000    Genesco, Inc.                                      1,746,563
*        28,800    InterTAN, Inc.                                       397,800
*       182,100    Rent-Way, Inc.                                     4,723,219
*        23,500    REX Stores Corp.                                     590,437
*        17,200    SkyMall, Inc.                                         60,200
*        35,200    The Children's Place Retail Stores, Inc.             783,200
*        51,200    Twinlab Corp.                                        384,000
                                                                  -------------
                                                                     11,357,956
                                                                  -------------
SHELTER  0.6%

*       136,600    Modtech Holdings, Inc.                             1,340,388
                                                                  -------------
                                                                      1,340,388
                                                                  -------------
TECHNOLOGY (COMPONENTS) 9.5%

*        28,000    Merix Corp.                                          612,500
*        60,500    Anaren Microwave, Inc.                             6,292,000
*        75,800    Blue Wave Systems, Inc.                              971,187
*        63,000    California Amplifier, Inc.                         1,701,000
*       275,300    California Micro Devices Corp.                     5,781,300
*        54,800    CyberOptics Corp.                                  2,096,100
*       141,700    Datalink Corp.                                     2,355,762
*        26,200    Internet Commerce Corp.                              587,863
                                                                  -------------
                                                                     20,397,712
                                                                  -------------
TECHNOLOGY (EQUIPMENT) 8.8%

*        83,900    Ancor Communications, Inc.                         2,532,731
*       127,700    Information Resource Engineering, Inc.             3,288,275
         77,300    Keithley Instruments, Inc.                         4,309,475
*        28,400    MTI Technology Corp.                                 440,200
*       160,000    Netopia, Inc.                                      6,680,000
*        49,900    Nova Measuring Instruments Ltd.                      717,313
*        10,200    Photon Dynamics, Inc.                                754,800
*         1,100    Tricord Systems, Inc.                                 13,750
                                                                  -------------
                                                                     18,736,544
                                                                  -------------

*    Non-income producing securities

      The accompanying notes are an integral part of these financial statements.

4  Fremont mutual funds

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           APRIL 30, 2000 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

        Shares/                                                         Value
    Face Amount    Security Description                               (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) 3.9%

*       112,000    Exigent International, Inc.                    $     273,000
*       132,600    MDSI Mobile Data Solutions, Inc.                   4,641,000
*        28,500    New Era of Networks, Inc.                            894,187
*        30,300    PC-Tel, Inc.                                       1,015,050
*        34,100    Puma Technology, Inc.                              1,044,312
*        26,200    VocalTec Communications Ltd.                         465,050
                                                                  -------------
                                                                      8,332,599
                                                                  -------------
UTILITIES  0.8%

*       229,700    Cadiz, Inc.                                        1,665,325
                                                                  -------------
                                                                      1,665,325
                                                                  -------------

TOTAL STOCKS (Cost $115,661,466)                                    150,455,516
                                                                  -------------
SHORT-TERM SECURITIES  31.0%

  $   6,452,595    Repurchase Agreement, State Street Bank and
                     Trust Co., 5.400%, 05/01/00 (Maturity Value
                     $66,482,008) (Cost $66,452,595) Collateral:
                     FHLB 6.372%, 02/07/01, FNMA 0.000%, 06/15/00    66,452,595
                                                                  -------------

TOTAL SHORT-TERM SECURITIES (Cost $66,452,595),                      66,452,595
                                                                  -------------

TOTAL INVESTMENTS (Cost $182,114,061), 101.3%                       216,908,111
                                                                  -------------

OTHER ASSETS AND LIABILITIES, NET, (1.3)%                            (2,854,816)
                                                                  -------------

NET ASSETS, 100.0%                                                $ 214,053,295
                                                                  =============

*    Non-income producing securities

The accompanying notes are an integral part of these financial statements.

                                                         Fremont mutual funds  5

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           APRIL 30, 2000 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

ASSETS:
   Investments in securities at cost                                 $  182,114
                                                                     ==========
   Investment is securities at value                                    216,908
   Cash                                                                      66
   Dividends and interest receivable                                         36
   Receivable for securities sold                                           767
   Receivable from sale of fund shares                                      479
   Prepaid Expenses                                                          14
   Unamortized organization costs                                            12
                                                                     ----------
   TOTAL ASSETS                                                      $  218,282
                                                                     ----------
LIABILITIES:
   Payable for securities purchased                                       4,035
   Payable of fund shares redeemed                                            4
   Accrued expenses
      Investment advisory, administrative and distribution fees             189
      Other                                                                   1
                                                                     ----------
   TOTAL LIABILITIES                                                 $    4,229
                                                                     ----------
NET ASSETS                                                           $  214,053
                                                                     ==========
Net assets consist of:
   Paid in capital                                                   $  128,901
   Undistributed net investment income                                       87
   Accumulated net realized gain (loss)                                  50,271
   Unrealized appreciation on investments                                34,794
                                                                     ----------
NET ASSETS                                                           $  214,053
                                                                     ==========
SHARES OF CAPITAL STOCK OUTSTANDING                                       9,790
                                                                     ==========
NET ASSET VALUE PER SHARE                                            $    21.86
                                                                     ==========


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000
(All numbers in thousands)

INVESTMENT INCOME:
   Interest                                                          $    1,199
   Dividends                                                                 30
                                                                     ----------
      TOTAL INCOME                                                        1,229
                                                                     ----------
EXPENSES:
   Investment advisory and administrative fees                            1,050
   Shareholder servicing fees                                                10
   Custody fees                                                              26
   Accounting fees                                                           16
   Audit and legal fees                                                      11
   Directors' fees                                                            3
   Registration fees                                                          8
   Reports to shareholders                                                    3
   Other                                                                      6
                                                                     ----------
   TOTAL EXPENSES BEFORE REDUCTIONS                                       1,133
      Earned credits (Note 2)                                                (3)
      Expenses recouped (Note 2)                                             12
                                                                     ----------
      TOTAL NET EXPENSES                                                  1,142
                                                                     ----------
         NET INVESTMENT INCOME                                               87
                                                                     ----------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY:

   Net realized gain from investments                                    50,363

   Net unrealized appreciation on investments                            11,347
                                                                     ----------
      Net realized and unrealized gain  from investments                 61,710
                                                                     ----------
         Net increase in net assets resulting from operations        $   61,797
                                                                     ==========

      The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                 APRIL 30, 2000

STATEMENT OF CHANGES IN NET ASSETS                    (Unaudited)
(ALL NUMBERS IN THOUSANDS)                             Six Months
                                                         Ended       Year Ended
                                                        April 30,    October 31,
INCREASE (DECREASE) IN NET ASSETS:                        2000           1999
   From operations:                                   ----------     ----------
      Net investment income (loss)                    $       87     $     (342)
      Net realized gain from investments                  50,363         20,874
      Net unrealized appreciation on investments          11,347         27,929
                                                      ----------     ----------
         Net increase in net assets from operations       61,797         48,461
                                                      ----------     ----------
   Distributions to shareholders from:
      Net realized gains                                    (756)       (16,721)
                                                      ----------     ----------
         Total distributions to shareholders                (756)       (16,721)
                                                      ----------     ----------
   From capital share transactions:
      Proceeds from shares sold                          111,709         30,562
      Reinvested dividends                                   712         15,424
      Payments for shares redeemed                       (64,380)       (10,102)
                                                      ----------     ----------
         Net increase in net assets
            from capital share transactions               48,041         35,884
                                                      ----------     ----------
      Net increase in net assets                         109,082         67,624

Net assets at beginning of period                        104,971         37,347
                                                      ----------     ----------
NET ASSETS AT END OF PERIOD                           $  214,053     $  104,971
                                                      ==========     ==========
CAPITAL TRANSACTIONS IN SHARES:
Sold                                                       5,284          2,321
   Reinvested dividends                                       41          1,180
   Redeemed                                               (3,138)          (797)
                                                      ----------     ----------
      Net increase from capital share transactions         2,187          2,704
                                                      ==========     ==========

FINANCIAL HIGHLIGHTS

                                                     (Unaudited)        Year Ended October 31,     Period from
                                                   Six Months ended     ---------------------  August 4, 1997(1) to
SELECTED PER SHARE DATA                             April 30, 2000       1999           1998     October 31, 1997
 for one share outstanding during the period        --------------      ------         ------    ----------------
   NET ASSET VALUE, BEGINNING OF PERIOD                $   13.68      $    7.52      $    9.78      $   10.00
                                                       ---------      ---------      ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)                           .01           (.04)          (.04)            --
      Net realized and unrealized gain (loss)               8.27           8.80          (1.98)           .09
                                                       ---------      ---------      ---------      ---------
         Total from investment operations                   8.28           8.76          (2.02)           .09
                                                       ---------      ---------      ---------      ---------
   LESS DISTRIBUTIONS
      From net realized gains                               (.10)         (2.60)          (.24)          (.31)
                                                       ---------      ---------      ---------      ---------
         Total distributions                                (.10)         (2.60)          (.24)          (.31)
                                                       ---------      ---------      ---------      ---------
   NET ASSET VALUE, END OF PERIOD                      $   21.86      $   13.68      $    7.52      $    9.78
                                                       =========      =========      =========      =========

TOTAL RETURN2                                              60.69%        118.10%        -21.03%          0.90%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)            $ 214,053      $ 104,971      $  37,347      $  40,545
   Ratio of net expenses to average net assets3             1.25%*         1.25%          1.25%          1.25%*
   Ratio of gross expenses to average net assets3           1.24%*         1.35%          1.38%          1.49%*
   Ratio of net investment loss to average net assets3       .09%*         -.53%          -.44%          -.21%*
   Portfolio turnover rate                                   139%           155%           187%            28%

1    Fund's date of inception
2 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
3    See Note 2 of "Notes to Financial Statements."
*    Annualized

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2000 (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eleven series, one of which, the Institutional U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual Fund. The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles for investment companies.

A.   SECURITY VALUATION
     Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined in good faith by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

B.   SECURITY TRANSACTIONS
     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
     Dividends are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

D.   INCOME TAXES
     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

     Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for losses deferred due to wash sale rules and classification of gains/losses related to certain currency, futures and options transactions.

     Permanent difference will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E.   ACCOUNTING ESTIMATES
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ form those estimates.

F.   REPURCHASE AGREEMENTS
     As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain on a daily basis, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2000, all outstanding repurchase agreements held by the Fund, had been entered into on April 28, 2000.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR
     The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%.

      The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2000 (UNAUDITED)


     The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. As of April 30, 2000, the Advisor has not recouped $137,010 of the cumulative reimbursements.

     State Street Bank & Trust Company ("State Street") serves as custodian and investment accounting agent for the Fund. All fees charged by State Street are paid by the Fund, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Fund held by State Street as custodian.

     Ratios of expenses have been  disclosed both before and after the impact of
     these  various  waivers,   reimbursements  and  credits  under  the  Fund's
     Financial Highlights table.

     OTHER RELATED PARTIES
     At April 30, 2000, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 48% of the Fund.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3.   ORGANIZATION COSTS

     Costs incurred by the Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 2000 were as follows:

                                           Purchases       Proceeds

               Long-term securities:     $104,851,185    $100,459,842

5.   PORTFOLIO CONCENTRATIONS

     Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

6.   UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

     At April 30, 2000, the cost of securities for federal income tax purposes was $182,206,408 and the net unrealized appreciation based on that cost were as follows:

               Unrealized appreciation        $    46,980,335
               Unrealized depreciation            (12,278,632)
                                              ---------------
               Net unrealized appreciation    $    34,701,703
                                              ===============

7.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. The Fund's borrowings cannot exceed 20% of its net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. The Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. The Fund did not incur such borrowings during the year.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

FREMONT [LOGO]
FUNDS

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

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